Sportswear CFO Commentary and Financial R ev1ew First Quarter 2024 April 25, 2024 Exhibit 99.2

DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H# Q# YTD PFAS in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign exchange approximately First half, second half Quarter 1, 2, 3, 4 Year-to-date perfluoroalkyl and polyfluoroalkyl substances

W E C O N N E C T A C T I V E P E O P L E W I T H T H E I R P A S S I O N S

• • • • •

• • • (dollars in millions, except per share amounts) Q1'24 Q1'23 Change Net Sales $770.0 $820.6 -6% Gross margin 50.6% 48.7% +190 bps SG&A percent of net sales 45.4% 42.3% +310 bps Operating income $44.7 $56.4 -21% Operating margin 5.8% 6.9% -110 bps Net income $42.3 $46.2 -8% Diluted EPS $0.71 $0.74 -4%

• • • • • • • • • • •

• • • • • • •

• • • • •

• • •

• • • • • • • • • • • • •

• • • • • • • • • • •

• • • • • •

• • • • • • • • • •

(1) Constant-currency net sales is a non-GAAP financial measure. See “References to Non-GAAP Financial Information” above for further information.

Exhibit 99.2

Columbia Sportswear Company™

CFO Commentary and Financial Review

First Quarter 2024

April 25, 2024



FORWARD-LOOKING STATEMENTS

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company's business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest.

The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties that may affect our future revenues, earnings and performance and could cause the actual results of operations or financial condition of the Company to differ materially from the anticipated results expressed or implied by forward-looking statements in this document include: loss of key customer accounts; our ability to execute and realize costs savings related to our Profit Improvement Plan; our ability to execute and realize costs savings related to our profit improvement plan; our ability to effectively execute our business strategies, including initiatives to upgrade our business processes and information technology ("IT") systems and investments in our DTC businesses; our ability to maintain the strength and security of our IT systems; the effects of unseasonable weather, including global climate change; the seasonality of our business and timing of orders; trends affecting consumer spending, including changes in the level of consumer spending, and retail traffic patterns; unfavorable economic conditions generally; the financial health of our customers and retailer consolidation; higher than expected rates of order cancellations; changes affecting consumer demand and preferences and fashion trends; changes in international, federal or state tax, labor and other laws and regulations that affect our business, including changes in corporate tax rates, tariffs, international trade policy and geopolitical tensions, or increasing wage rates; our ability to attract and retain key personnel; risks inherent in doing business in foreign markets, including fluctuations in currency exchange rates, global credit market conditions, changes in global regulation and economic and political conditions and disease outbreaks; volatility in global production and transportation costs and capacity and timing; our ability to effectively manage our inventory and our wholesale customers' to manage their inventories; our dependence on third-party manufacturers and suppliers and our ability to source at competitive prices from them or at all; the effectiveness of our sales and marketing efforts; business disruptions and acts of terrorism, cyber-attacks or military activities around the globe; intense competition in the industry; our ability to establish and protect our intellectual property; and our ability to develop innovative products. The Company cautions that forward-looking statements are inherently less reliable than historical information.

New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations.

REFERENCES TO NON-GAAP FINANCIAL INFORMATION

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar. To supplement financial information reported in accordance with GAAP, the Company discloses constant-currency net sales information, which is a non-GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year. Management believes that this non-GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations.

Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

Non-GAAP financial measures, including constant-currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the "Appendix". The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

GLOSSARY OF PRESENTATION TERMINOLOGY

DTC	direct-to-consumer
DTC.com	DTC e-commerce
DTC B&M	DTC brick & mortar
y/y	year-over-year
U.S.	United States
LAAP	Latin America and Asia Pacific
EMEA	Europe, Middle East and Africa
SG&A	selling, general & administrative
EPS	earnings per share
bps	basis points
"+" or "up"	increased
"-" or "down"	decreased
LSD%	low-single-digit percent
MSD%	mid-single-digit percent
HSD%	high-single-digit percent
LDD%	low-double-digit percent
low-20%	low-twenties percent
mid-30%	mid-thirties percent
high-40%	high-forties percent
"$##M"	in millions of U.S. dollars
"$##B"	in billions of U.S. dollars
c.c.	constant-currency
M&A	mergers & acquisitions
FX	foreign exchange
~	approximately
H#	First half, second half
Q#	Quarter 1, 2, 3, 4
YTD	Year-to-date
PFAS	perfluoroalkyl and polyfluoroalkyl substances

Columbia Sportswear Company

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS
Differentiated, Functional, Innovative

DRIVE BRAND ENGAGEMENT
Increased, Focused Demand Creation Investments

ENHANCE CONSUMER EXPERIENCES
Invest in Capabilities to Delight and Retain Consumers

AMPLIFY MARKETPLACE EXCELLENCE
Digitally-Led, Omni-Channel, Global

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES

Through a Diverse and Inclusive Workforce









Columbia

SOREL

MOUNTAIN HARD WEAR

prAna

CAPITAL ALLOCATION PRIORITIES

Our goal is to maintain our strong balance sheet and disciplined approach to capital allocation.

Dependent upon our financial position, market conditions and our strategic priorities, our capital allocation approach includes:

INVEST IN ORGANIC GROWTH OPPORTUNITIES

TO DRIVE LONG-TERM PROFITABLE GROWTH

RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS

THROUGH DIVIDENDS AND SHARE REPURCHASES

OPPORTUNISTIC M&A


Columbia

Q1'24 KEY HIGHLIGHTS

Q1'24 FINANCIAL RESULTS COMPARED TO Q1'23

$770M -6%	50.6% +190 bps	5.8% -110 bps	$0.71 -4%
Net Sales	**Gross Margin**	**Operating Margin**	**Diluted EPS**

Q1'24 Highlights:

- The decline in net sales primarily reflects lower wholesale net sales in the U.S. and Canada, driven by retailer cautiousness, a difficult competitive environment, and generally soft consumer demand.
- Net sales were above the high-end of our guidance range due to earlier shipment of Spring '24 wholesale orders.
- Operating margin pressure reflects SG&A expense deleverage impacted by lower net sales, partially offset by gross margin expansion.
- Inventory decreased 37% y/y.
- Exited the quarter with $787.7M of cash, cash equivalents and short-term investments, and no borrowings.

Q1'24 ACTUAL VS LAST YEAR

(dollars in millions, except per share amounts)

	Q1'24	Q1'23	Change
Net Sales	$770.0	$820.6	-6%
Gross margin	50.6%	48.7%	+190 bps
SG&A percent of net sales	45.4%	42.3%	+310 bps
Operating income	$44.7	$56.4	-21%
Operating margin	5.8%	6.9%	-110 bps
Net income	$42.3	$46.2	-8%
Diluted EPS	$0.71	$0.74	-4%

Commentary on Q1'24 financial results vs last year:

- The decline in net sales primarily reflects lower wholesale sales, driven by lower Spring '24 orders, partially offset by higher DTC net sales. Within DTC, DTC B&M growth more than offset a decline in DTC.com.
- The largest drivers of gross margin expansion included lower inbound freight costs and a favorable region and channel net sales mix, which more than offset the gross margin impact of inventory reduction efforts in our DTC B&M business.
- SG&A expenses were relatively flat y/y, as higher DTC expenses were offset by lower supply chain and decreased variable demand creation expenses.

Q1'24 REGIONAL NET SALES PERFORMANCE

Q1'24 NET SALES AND GROWTH VS. Q1'23



CANADA
-10% (-11% c.c.)
$52M
U.S.
-8% (-8% c.c.)
$474M
EMEA
-4% (-6% c.c.)
$105M
LAAP
+2% (+7% c.c.)
$139M

Commentary below is based on constant currency performance.

U.S.

- **Wholesale: down mid-teens%**, primarily reflecting the impact of lower Spring '24 orders
- **DTC: down slightly** (DTC B&M up HSD%, DTC.com down low-teens%)
- The company had 161 stores (143 outlets, 18 branded) exiting Q1'24 vs. 156 stores (138 outlet, 18 branded) exiting Q1'23
- In addition, the Company operated 44 temporary clearance locations exiting Q1'24, vs. 8 temporary clearance locations exiting Q1'23

LAAP

- **Japan: relatively flat** (up LDD% c.c.), benefitting from increased international tourism, which offset generally soft domestic consumption
- **China: up low-20%** (up high-20% c.c.), benefitting from strong consumer demand with growth achieved in all channels of distribution
- **Korea: down HSD%** (down MSD% c.c.), reflecting a challenging competitive and economic environment
- **LAAP distributor: down high-20%**, as Spring '24 shipments shifted into Q4'23

EMEA

- **Europe-direct: up LSD%** (relatively flat c.c.), with healthy DTC growth, offset by the impact of lower Spring '24 wholesale orders
- **EMEA distributor: down low-40%**, as Spring '24 shipments shifted into Q4'23

Canada

- **-10%** (-11% c.c.), primarily reflecting the impact of lower Spring '24 wholesale orders, partially offset by DTC growth

Q1'24 NET SALES OVERVIEW

Q1'24 NET SALES AND GROWTH VS. Q1'23

CATEGORY PERFORMANCE

APPAREL, ACCESSORIES & EQUIPMENT:

↓ **-2%** (-2% c.c.)
$619M

FOOTWEAR:

↓ **-20%** (-19% c.c.)
$151M

- Outerwear sales were positively impacted by cold weather early in the quarter
- The traditional outdoor footwear category remains challenged

BRAND PERFORMANCE

Columbia

↓ **-6%** (-5% c.c.)
$664M

SOREL

↓ **-24%** (-25% c.c.)
$46M

prAna

↓ **-4%** (-4% c.c.)
$31M

MOUNTAIN HARDWEAR

↑ **+17%** (+18% c.c.)
$29M

- SOREL declines reflect soft consumer demand in DTC.com and, to a lesser extent, lower Spring '24 wholesale orders
- Mountain Hardwear growth reflects a higher portion of Spring '24 shipments in Q1, as well as DTC.com growth aided, in part, by promotional activity

CHANNEL PERFORMANCE

WHOLESALE:

↓ **-14%** (-13% c.c.)
$391M

DTC:

↑ **+3%** (+4% c.c.)
$379M

- Wholesale declines primarily driven by lower Spring '24 orderbooks
- DTC B&M (+9%) growth primarily reflects contribution from temporary and new stores
- DTC.com (-7%) decline driven by fewer promotions and soft consumer demand

Q1’24 GROSS MARGIN BRIDGE

Q1’24 gross margin expanded 190 bps y/y to 50.6%


48.7%
50.6%
Q1'23
Channel Profitability
Channel & Region Mix
FX
Other
Q1'24

Tailwinds

- **Other:** includes the benefit from lower inbound freight costs
- **Channel & Region Sales Mix:** favorable region and channel net sales mix shift
- **Channel Profitability:** higher wholesale margins reflecting, in part, improved margins on closeout product sales

Headwinds

- **Channel Profitability:** lower DTC B&M margins primarily due to increased clearance and promotional activity
- **FX:** unfavorable effects from foreign currency hedge rates

Q1'24 SG&A BRIDGE VS LAST YEAR

SG&A expenses were relatively flat y/y


$347.4 M
$349.3 M
Q1'23
Omni-Channel
Demand Creation
Supply Chain
Other
Q1'24

Q1'24 SG&A expenses were 45.4% of net sales compared to 42.3% in Q1'23

Primary SG&A Expense Increases

- **Omni-channel:** including higher brick & mortar expenses related to temporary and new stores

Primary SG&A Expense Reductions

- **Demand Creation:** represents 5.9% of sales vs. 6.0% in Q1'23
- **Supply Chain:** lower expenses resulting from normalized inventory levels, and the non-recurrence of 3PL transition costs incurred last year

BALANCE SHEET OVERVIEW

Balance Sheet as of March 31, 2024

Cash, Cash Equivalents, and Short-term Investments

$788M

Cash, cash equivalents and short-term investments totaled $787.7M, compared to $460.6M as of March 31, 2023.

Inventory

-37%

Inventories -37% y/y to $607.4M.

We continue to utilize our fleet of outlet stores and temporary clearance locations to profitably liquidate excess inventory, including PFAS inventory, and to capitalize on healthy demand in the DTC outlet channel.

Older season inventories represent a manageable portion of our total inventory mix.



CAPITAL OVERVIEW

Q1'24 Net Cash Flow Provided by Operations

$107M Net cash flow provided by operating activities was $106.8M, compared to $78.0M for the same period in 2023.

Q1'24 Capital Expenditures

$15M Capital expenditures totaled $14.8M, compared to $14.0M for the same period in 2023.

Q1'24 Share Repurchases

$50M The Company repurchased 631,468 shares of common stock for an aggregate of $50.2M for an average price per share of $79.45.

Declared Dividend

$0.30 The Board of Directors approved a regular cash dividend of $0.30 per share, payable on May 30, 2024, to shareholders of record on May 16, 2024.



2024 FINANCIAL OUTLOOK

The Company's 2024 Financial Outlook and the underlying assumptions are forward-looking in nature, and the forward-looking statements reflect our expectations as of April 25, 2024 and are subject to significant risks and business uncertainties, including those factors described under "Forward-Looking Statements" above. These risks and uncertainties limit our ability to accurately forecast results.

	2024 Financial Outlook	Outlook compared to 2023
Net sales	**$3.35B to $3.42B** (unchanged)	**-4.0% to -2.0%** (unchanged)
Gross margin	**50.4% to 50.8%** (prior 50.6% to 51.1%)	**approximately 80 bps to 120 bps expansion** (prior approximately 100 bps to 150 bps expansion)
SG&A percent of net sales	**43.0% to 43.4%** (prior 43.2% to 43.5%)	**240 bps to 280 bps deleverage** (prior 260 bps to 290 bps deleverage)
Operating margin	**7.7% to 8.5%** (prior 7.6% to 8.4%)	**120 bps to 40 bps deleverage** (prior 130 bps to 50 bps deleverage)
Operating income	**$259M to $291M** (prior $256M to $288M)	**-17% to -6%** (prior -17% to -7%)
Effective income tax rate	**24.0% to 25.0%** (unchanged)	**2023 effective tax rate of 22.9%**
Net income	**$217M to $240M** (prior $207M to $231M)	**-14% to -4%** (prior -18% to -8%)
Diluted EPS	**$3.65 to $4.05** (prior $3.45 to $3.85)	**-11% to -1%** (prior -16% to -6%)

2024 FINANCIAL OUTLOOK ASSUMPTIONS

Net sales	Anticipated net sales declines primarily reflect:
	• Net sales declines are expected to be led by the SOREL brand down mid-20%. Mountain Hardwear is expected to be up MSD%, prAna up LSD%, and the Columbia brand approximately flat.
	• By region, a HSD% decline in Canada and a MSD% decline in the U.S. are expected to be partially offset by growth in LAAP and EMEA.
	• From a channel perspective, DTC is anticipated to grow MSD%, driven by DTC B&M growth, while DTC.com is expected to be down LSD%. Wholesale is anticipated to be down HSD%.
	  • DTC B&M sales growth includes the annualization of new stores opened in 2023, as well as the contribution from 11 net new stores in the U.S., 3 net new stores in Canada, and 5 net new stores in Europe-direct markets planned for 2024.
	  • DTC B&M sales growth also includes the favorable net sales impact of temporary clearance locations.

Gross margin	Anticipated gross margin expansion primarily reflects: • a favorable channel and regional sales mix shift; • lower inbound freight costs; and • higher channel profitability, reflecting less clearance and promotional activity and favorable input costs; partially offset by • unfavorable FX hedging rates
SG&A expenses	Anticipated SG&A expense growth includes: • higher omni-channel spend, including higher DTC expenses to support new stores and temporary clearance locations; • higher incentive compensation expenses; and • higher enterprise technology expenses; partially offset by • lower supply chain costs, including the benefit of lower inventory levels Demand creation as a percent of net sales is anticipated to be approximately 6% of net sales in 2024, in line with 2023.
Operating income impacts	2024 gross profit and SG&A expenses include the expected benefit of \$75M to \$90M in profit improvement, net of \$3M-\$4M in severance and related costs. This includes the benefits of our Profit Improvement Plan as well as the favorable mix impacts from normalized inventory levels.

2024 ASSUMPTIONS AND Q2'24 COMMENTARY

Effective tax rate, interest income and share count	• The full year effective tax rate in our 2024 financial outlook is 24.0% to 25.0%. • Interest income, net is anticipated to be ~$28M (prior~$19M). • The $3.65 to $4.05 diluted EPS range is based on estimated weighted average diluted shares outstanding of 59.3M (prior 60.1M).
Foreign currency	• Foreign currency translation is expected to decrease net sales growth by approximately 20 bps (prior 60 basis points increase). • Foreign currency is expected to have an approximately $0.04 negative impact (prior $0.03 positive impact) on diluted EPS, due primarily to negative foreign currency transactional effects from hedging of inventory production.
Operating cash flow and capital expenditures	• Operating cash flow is anticipated to be at least $350M (prior at least $300M). • Capital expenditures are planned to be between $60M to $80M.
Q2'24 commentary	Q2 is the Company's lowest volume sales quarter and small changes can have a material impact on reported results. • Net sales of $557M to $576M, representing a decline of 10% to 7% compared to Q2'23. • Gross margin is anticipated to contract 230 to 190 bps, driven by y/y changes in sales and inventory provisions, partially offset by lower inbound freight costs and favorable channel mix. • Operating loss of $42M to $27M, or (7.6)% to (4.7)% of net sales, compared to 1.0% for Q2'23. • Diluted EPS is expected to be $(0.46) to $(0.26), compared to $0.14 for Q2'23.

PROFIT IMPROVEMENT

Operational Cost Savings

- Cost savings related to normalizing inventory levels
- Supply chain transformation
- Enterprise technology cost structure optimization

Organizational Cost Savings

- In Q1'24, we completed a reduction-in-force primarily impacting U.S. corporate personnel

Operating Model Improvements

- Streamline decision-making to improve operating efficiency

Indirect Cost Savings

- Strategic sourcing and vendor rationalization on indirect, or non-inventory, spending

2024 Savings Target:

$75M to $90M*

**net of $3M-$4M in severance and related costs*

2026 Savings Target:

$125M to $150M

GROWTH ACCELERATION STRATEGIES

Columbia	• Target new, younger active consumers to expand market share in areas we are currently underserving
Product	• Elevate innovation and style, with a focus on more powerful collections • Streamline color and style counts
Brand Marketing	• Target a more balanced, full funnel approach • Optimize marketing efficiency
Marketplace	• Focus more on brand story telling and less on promotions • Improve presentation and fixturing
Emerging Brands	• **SOREL:** refine product offering and marketing strategy • **MHW:** elevate brand presentations across e-commerce and strategic wholesale partners • **prAna:** strengthen product and marketing strategies to propel growth in future seasons


APPENDIX

FIRST QUARTER 2024 CONSTANT-CURRENCY RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net Sales Growth - Constant-currency Basis
(Unaudited)

	Three Months Ended March 31,					
(In millions, except percentage changes)	Reported Net Sales 2024	Adjust for Foreign Currency Translation	Constant-currency Net Sales 2024[1]	Reported Net Sales 2023	Reported Net Sales % Change	Constant-currency Net Sales % Change[1]
Geographical Net Sales:						
United States	$ 474.4	$ —	$ 474.4	$ 517.5	(8)%	(8)%
Latin America and Asia Pacific	138.7	6.6	145.3	136.4	2%	7%
Europe, Middle East and Africa	104.5	(2.2)	102.3	108.3	(4)%	(6)%
Canada	52.4	(0.4)	52.0	58.4	(10)%	(11)%
Total	$ 770.0	$ 4.0	$ 774.0	$ 820.6	(6)%	(6)%
Brand Net Sales:						
Columbia	$ 663.9	$ 4.0	$ 667.9	$ 702.8	(6)%	(5)%
SOREL	45.7	(0.1)	45.6	60.5	(24)%	(25)%
prAna	31.3	—	31.3	32.5	(4)%	(4)%
Mountain Hardwear	29.1	0.1	29.2	24.8	17%	18%
Total	$ 770.0	$ 4.0	$ 774.0	$ 820.6	(6)%	(6)%
Product Category Net Sales:						
Apparel, Accessories and Equipment	$ 619.0	$ 3.3	$ 622.3	$ 632.6	(2)%	(2)%
Footwear	151.0	0.7	151.7	188.0	(20)%	(19)%
Total	$ 770.0	$ 4.0	$ 774.0	$ 820.6	(6)%	(6)%
Channel Net Sales:						
Wholesale	$ 390.9	$ 1.1	$ 392.0	$ 452.5	(14)%	(13)%
DTC	379.1	2.9	382.0	368.1	3%	4%
Total	$ 770.0	$ 4.0	$ 774.0	$ 820.6	(6)%	(6)%

[1] Constant-currency net sales is a non-GAAP financial measure. See "References to Non-GAAP Financial Information" above for further information.

THREE MONTHS FREE CASH FLOW RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net cash provided by (used in) operating activities to free cash flow
(Unaudited)

	Three Months Ended March 31,	
(In millions)	2024	2023
Net cash provided by (used in) operating activities	$ 106.8	$ 78.0
Capital expenditures	(14.8)	(14.0)
Free cash flow	$ 92.0	$ 64.0

Columbia | SOREL | MOUNTAIN HARDWEAR | prAna